Exhibit 10.1

PALMETTO BANCSHARES, INC.

SUBSCRIPTION AGREEMENT

Palmetto Bancshares, Inc.

306 East North Street

Greenville, South Carolina 29601

Ladies and Gentlemen:

Reference is made to that certain Stock Purchase Agreement, dated as of May 25, 2010 (as amended by Amendment No. 1 dated as of June 8, 2010 and Amendment No. 2 dated as of September 22, 2010, the “Stock Purchase Agreement”), between Palmetto Bancshares, Inc., a South Carolina corporation (the “Company”), and each of the investors set forth on the signature pages to the Stock Purchase Agreement (the “Investors”). Pursuant to Section 7.02(a) of the Stock Purchase Agreement, each Investor shall have the right to purchase its pro rata share (based on the number of shares of common stock purchased by the Investor under the Stock Purchase Agreement) of any shares of common stock not subscribed for in the Company’s Follow-on Offering (as defined in the Stock Purchase Agreement).

The undersigned (the “Investor”) understands that 2,616,124 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), were not subscribed for in the Follow-on Offering and, as a result, the Company is offering for sale the Shares at a cash purchase price of $2.60 per Share to each Investor on a pro rata basis based on the number of shares of common stock purchased by the Investor under the Stock Purchase Agreement. Based on these premises, the Investor hereby confirms its agreement with the Company as follows:

1. On the date hereof, the Investor agrees to purchase from the Company, and upon acceptance of the Investor’s subscription and in reliance on the Investor’s representations, warranties, and covenants contained herein, the Company will issue and sell to the Investor, such Shares as are set forth on the signature page hereof or such lesser number of Shares as the Company may allocate to the Investor for $2.60 per Share, for an aggregate amount of up to the amount set forth on such signature page.

2. The Investor shall purchase the Shares by delivering to the Company a certified check, cash, or wire transfer in an amount equal to the number of Shares the Investor is purchasing multiplied by the purchase price of $2.60 per Share, promptly after the Company countersigns and returns the signature page.

3. The Investor represents, warrants, and agrees as follows:

(a) The Investor is an “accredited investor” as defined by Rule 501(a) promulgated under the Securities Act of 1933 (the “Securities Act”).

(a) The Investor has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the investment in the Shares. The Investor acknowledges that the Investor is familiar with the financial condition of and regulatory issues relating to the Company and its wholly-owned subsidiary, The Palmetto Bank. The Investor acknowledges that all documents, records, and books pertaining to this investment and the Company and its operations (the “Information”) have been made available for inspection by the Investor and its attorneys, accountants, and/or financial advisors. The Investor also understands that the Company will, upon the Investor’s request, make available to the Investor a copy of any Information regarding the Company and its operations which the Company possesses or can obtain without unreasonable expense. The Investor has reviewed the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K located on the SEC’s Electronic Data

Gathering, Analysis, and Retrieval system, including the risk factors described in those filings, and all other materials the Investor has requested in connection with its decision to make this investment. The Investor has such knowledge and experience in financial and business matters generally and with respect to the Company in particular that the Investor is capable of evaluating the merits and risks of the investment in the Shares.

(b) The Investor understands that the Shares have not been passed on as to the fairness or recommended or endorsed by any federal or state agency and their issuance will not be registered under the Securities Act or the securities laws of any state, in reliance upon exemptions from registration contained in the Securities Act and such laws. The Company’s reliance upon such exemptions is based in part upon the Investor’s representations, warranties, and agreements contained in this Subscription Agreement.

(c) The Investor is purchasing the Shares for its own account and not for distribution or resale to others, and the Investor agrees that it will not sell or otherwise transfer the Shares unless the Shares have been registered under the Securities Act and applicable state securities laws, or, in an opinion of counsel acceptable to the Company, an exemption therefrom is available.

(d) The instruments representing the Shares will contain a legend stating that their issuance has not been registered under the Securities Act or any state securities laws and referring to the above restrictions on transferability and sale. A notation will also be made in the records of the Company so that transfers of the Shares will not be effected in the records of the Company without compliance with these restrictions.

(e) The execution of this Subscription Agreement will not violate, conflict with, or result in a breach of any provision of the Investor’s organizational or governing documents.

(f) No consents, approvals, permits, orders, authorizations of, exemptions, reviews or waivers by, or notices, reports, filings, declarations or registrations with, any federal, state or local court, governmental, legislative, judicial, administrative authority, regulatory authority, taxing authority, agency, commission, body or other governmental entity or self-regulatory organization or with any third party are required to be made or obtained in connection with the execution of this Subscription Agreement by the Investor.

(g) The Investor acknowledges that an investment in the Shares is speculative and involves a high degree of risk, including the loss of the Investor’s entire investment in the Shares.

4. The Investor acknowledges that the Information is confidential, and the Investor agrees that all such Information shall be kept in confidence by the Investor; provided, that this obligation shall not apply to any such Information that (i) is part of the public knowledge or literature and readily accessible at the date hereof; (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision); or (iii) is received from a third party (except a third party who discloses such Information in violation of any confidentiality agreement). Further, this obligation does not prohibit the Investor from discussing such Information with its counsel, accountants, or other financial advisers solely for the purpose of assisting the Investor in analyzing and accessing such Information and an investment in the Shares.

5. The Investor acknowledges that the Company and its officers, directors, employees, agents, and affiliates are relying on the truth and accuracy of the foregoing representations and warranties in offering Shares for sale to the Investor without having first registered the issuance of the Shares under the Securities Act. The Investor also understands the meaning and legal consequences of the representations and warranties in this Subscription Agreement, and the Investor agrees to indemnify and hold harmless the Company and each of its officers, managers, directors, affiliates, agents, and employees from and against any and all loss, damage or liability, including costs and expenses (including reasonable attorneys’ fees), due to or arising out of a breach or an alleged breach of any such representations or warranties or any failure to fulfill any covenants or agreements contained in this Subscription Agreement. All representations, warranties, and covenants contained in this Subscription Agreement and the indemnification contained in this Paragraph 5 shall survive the acceptance of this Subscription Agreement and the sale of the Shares. The Investor acknowledges that this Subscription Agreement will not be deemed to be accepted until it is signed by the Company and returned to the Investor. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any substantive rights granted to the Investor under federal or state securities laws.

6. The Investor acknowledges that this Subscription Agreement and the Information has been prepared and approved solely by the Company. The Investor understands that Nelson Mullins Riley & Scarborough LLP has assisted the Company in the preparation of this Subscription Agreement but has not conducted due diligence nor confirmed the contents or disclosures in this Subscription Agreement. The Investor understands that the Investor is solely responsible for its own due diligence investigation and that Nelson Mullins Riley & Scarborough LLP has represented the Company in this matter and does not represent the Investor and does not make any representations to the Investor regarding this Subscription Agreement or any investment in the Company.

7. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or modified only by a writing executed by the party to be bound thereby. This Subscription Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute but one and the same instrument. This Subscription Agreement may be executed and delivered by facsimile transmission, which will constitute the legal delivery hereof. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina.

8. Correspondence addressed to the Investor should be sent to the address listed below until such time as the Investor shall notify the Company, in writing, of a different address to which such correspondence and notices are to be sent.

9. The Investor acknowledges that this Subscription Agreement is a subscription to purchase Shares in the aggregate amount of up to the amount set forth below.

*    *    *    *    *

SIGNATURE PAGE TO

THE SUBSCRIPTION AGREEMENT WITH

PALMETTO BANCSHARES, INC.

IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement as of the date set forth below:

Signature:

Print name of entity investing:
Include applicable title, if executing on behalf of an entity:

Address:

Phone Number:

E-mail Address:

S.S. # or EIN:

No. of Common Shares Currently Owned:

No. of Common Shares Subscribed For**:

Aggregate Purchase Price:

Date:

Accepted:	PALMETTO BANCSHARES, INC.

By:

Name and Title:

Date:	No. of Common Shares Accepted:

**	If the Investor does not wish for its ownership in the Company to exceed a certain percentage, the Investor may indicate such percentage here, and the number of Shares subscribed for and the aggregate purchase price will be adjusted accordingly by the Company.

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